SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                   event reported) December 21, 1995



                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

         Virginia            0-17060              54-1295923
        (State of        (Commission File     (IRS Employer Iden-
      Incorporation)         Number)            tification No.)


                P.O. Box 7000                        22815
              Broadway, Virginia                  (Zip Code)
   (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)


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Item 5.   Other Events

     On December 21, 1995, Tyson Foods, Inc. (Tyson) filed a petition for a writ of certiorari with the United States Supreme Court, asking the Court to grant an appeal from the September 22, 1995 decision of the United States Court of Appeals for the Fourth Circuit in Tyson's litigation against the Company and Directors. The Supreme Court is anticipated to grant or deny the writ possibly by the summer of 1996.

     The Company and its Directors will file a brief with the Court opposing the granting of Tyson's appeal petition, and will continue to defend vigorously against Tyson's challenge.

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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR Foods, Inc.


                              By:__________________________________
                                   Delbert L. Seitz
                                   Chief Financial Officer
                                   Secretary and Treasurer

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